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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 2002

                                     ------

                              PHARMACIA CORPORATION
             (Exact name of registrant as specified in its charter)

                                     1-2516
                            (Commission File Number)

                    DELAWARE                            43-0420020
           (State of Incorporation)         (I.R.S. Employer Identification No.)



                 100 Route 206 North, Peapack, New Jersey 07977
                    (Address of principal executive offices)

                                 (908) 901-8000
                         (Registrant's telephone number)



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ITEMS 1-4.  NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

On July 15, 2002, Pharmacia Corporation ("Pharmacia") announced that it had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 13, 2002, among Pharmacia, Pfizer Inc. ("Pfizer") and Pilsner Acquisition Sub Corp., a direct wholly-owned subsidiary of Pfizer ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into Pharmacia with Pharmacia as the surviving corporation wholly-owned by Pfizer (the "Merger"). In the Merger, each then-outstanding share of Pharmacia common stock, par value $2.00 per share, will be canceled and converted into, and become exchangeable for, 1.4 shares of Pfizer common stock. The Merger is subject to various conditions, including, among others, regulatory approval and approval by each of Pfizer's and Pharmacia's respective stockholders.

Pharmacia and Pfizer have previously entered into various agreements (the "CELEBREX Agreements") regarding Pharmacia's pain and inflammation drug, CELEBREX, pursuant to which Pharmacia and Pfizer co-promote CELEBREX in most markets globally. In connection with the signing of the Merger Agreement, Pharmacia and Pfizer entered into an agreement regarding the CELEBREX Agreements (the "Amendment"), a copy of which is attached hereto as an exhibit and is incorporated by reference, which Amendment shall only become effective if Pharmacia becomes obligated to pay a termination fee to Pfizer under the terms of the Merger Agreement, and Pharmacia, in addition, consummates the Business Combination (as defined in the Merger Agreement) transaction that caused such termination fee to become due and payable.

In connection with the expected execution of the Merger Agreement, Pharmacia and Mellon Investor Services LLC, as Rights Agent, entered into Amendment No. 1 to the Amended and Restated Rights Agreement, dated as of July 12, 2002 (the "Rights Agreement Amendment"), which amended the Amended and Restated Rights Agreement, dated as of February 20, 2001 (as amended, the "Rights Agreement"), between Pharmacia and the Rights Agent by providing that Pfizer is exempt from the definition of "Acquiring Person" contained in the Rights Agreement and that no "Shares Acquisition Date" or "Distribution Date" will occur as a result of the approval, execution, delivery or performance of the Merger Agreement, the consummation of the Merger, the consummation of any other transactions contemplated in the Merger Agreement, including the purchase of Pharmacia common stock thereunder, or the public announcement of any of the foregoing.

The Merger Agreement, the Amendment, the Rights Agreement Amendment and the press release announcing the Merger are attached as exhibits hereto and are each incorporated by reference. This summary is qualified in its entirely by reference to the exhibits attached hereto.

ITEM 6.  NOT APPLICABLE.

ITEM 7(C). EXHIBITS.

Exhibit           Description
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2.1               Agreement and Plan of Merger, dated as of July 13, 2002, among
                  Pfizer Inc., Pilsner Acquisition Sub Corp. and Pharmacia
                  Corporation.

4.1 Amendment No. 1 to the Rights Agreement, dated as of July 12, 2002, between Pharmacia Corporation and Mellon Investor Services LLC.

99.1              Press release of Pharmacia Corporation, dated July 15, 2002.

99.2 Amendment, dated as of July 13, 2002, between Pfizer Inc., Pharmacia Corporation and G.D. Searle LLC.



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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.



                                                  PHARMACIA CORPORATION
                                     ----------------------------------
                                                     (Registrant)


Date: July 15, 2002                               /s/ Don W. Schmitz
                                           -------------------------

                                                    Don W. Schmitz
                                          Title: Vice President and Secretary





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                                  EXHIBIT INDEX

Exhibit           Description
------            -----------

2.1 Agreement and Plan of Merger, dated as of July 13, 2002, among Pfizer Inc., Pilsner Acquisition Sub Corp. and Pharmacia Corporation.

4.1 Amendment No. 1 to the Rights Agreement, dated as of July 12, 2002, between Pharmacia Corporation and Mellon Investor Services LLC.

99.1              Press release of Pharmacia Corporation, dated July 15, 2002.

99.2 Amendment, dated as of July 13, 2002, between Pfizer Inc., Pharmacia Corporation and G.D. Searle LLC.


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